VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY

Variable Life Account B of Voya Retirement Insurance & Annuity Company
Corporate VUL, Corporate VUL II

Supplement dated June 11, 2026 to the Prospectus

This Supplement outlines a change to the investment options under your variable life insurance policy. All other provisions outlined in your prospectus, as supplemented, remain unchanged.

The Voya Balanced Income Portfolio will no longer be available as an investment option effective immediately.

You can obtain information at no cost by contacting your registered representative or by sending an email request to CustServSupportTeam@lfg.com.

Please retain this Supplement for future reference.